                                                                 EXHIBIT 10.67

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                   Discretionary Investment Advisory Agreement

                                      With

                       Platinum Underwriters Bermuda, Ltd.
                            Platinum Re (UK) Limited

                             Dated November 26, 2002
                                (Effective Date)

                  Alliance Capital Management L.P. (the "Adviser") and the undersigned hereby agree as of the above date that the Adviser shall act as discretionary investment manager with respect to certain assets of Platinum Underwriters Bermuda, Ltd., (the "Client") described below (the "Investment Account") on the following terms and conditions:

         1.       The Investment Account

                  The Investment Account established for the Client refers collectively to the Collateral Accounts defined in and subject to a certain Control Agreement, by and among the Client, Platinum Re (UK) Limited ("Platinum UK") and State Street Bank and Trust Company, dated as of November 26, 2002 (the "Control Agreement") and established as a condition of the Quota Share Retrocession Agreement, by and between the Client and Platinum UK, dated as of November 26, 2002, (the "Quota Share Retrocession Agreement"). The investment account shall initially consist of cash and USD, Sterling, Euro, and Yen-denominated government and investment grade corporate bonds within the classes permitted by the Financial Services Authority of the United Kingdom as described in Schedule A ("Eligible Credit Support") placed in the Investment Account by the Client or which shall become part of the Investment Account as a result of transactions.

                  All cash, securities and other assets in the Investment Account shall be held by such other party as the Client, with the prior written consent of Platinum UK shall designate as trustee or custodian for such account (each, a "Custodian"). As of the date of this Agreement, the Client and Platinum UK have designated State Street Bank and Trust Company as Custodian. The Adviser shall not be responsible for any custodial arrangements involving the assets of the Investment Account or for the payment of any custodial charges and fees, nor shall the Adviser have possession or custody of any such assets. All payments, distributions and other transactions in cash, securities or other assets in respect of the Investment Account shall be made directly to or from the Custodian for such Investment Account, and the Adviser shall have no responsibility or liability with respect to transmittal or safekeeping of such cash, securities or other assets of an Investment Account, or the acts or omissions of any Custodian or others with respect thereto. The Client may make additions to or withdrawals from the Investment Account established for it, provided the Adviser receives at least three (3) business days' prior written notice of withdrawals. Should the Client fail to provide the Adviser with timely written notice of any additions to or withdrawals from its Investment Account, the Adviser shall not be liable for any resulting investment or other loss, if any, which shall be incurred by or charged to the applicable Investment Account, as the case may be. The Client agrees to provide or instruct the Custodian for its Investment Account to provide to the Adviser such information as the Adviser may reasonably request as being necessary or appropriate to the performance of the Adviser's responsibilities to the Client under this Agreement.

         2.       Services of Adviser

                  By execution of this Agreement, the Adviser accepts its appointment as investment manager for the Investment Account with full discretion and agrees to supervise and direct the investments of the Investment Account in accordance with the written investment objectives, policies and restrictions of the Client previously furnished to the Adviser as the same may be amended by the Client from time to time. In the performance of its services, the Adviser will not be liable for any error in judgment or any acts or omissions to act except those resulting from the Adviser's negligence, willful misconduct, malfeasance or material breach of this Agreement. Nothing herein shall in any way constitute a waiver or limitation of any right of any person under the Federal securities laws or any state securities laws

                  The Adviser will make available to the Client a daily report on the positions of each of the investments in the Investment Account and a monthly written report of the inventory of investments in the Investment Account established for the Client. It is agreed that the Adviser, in the maintenance of its records, does not assume responsibility for the accuracy of information furnished by any Client or any other person.

         3.       Funding Policy

                  The Client shall from time to time inform the Adviser in writing of the funding policy applicable to it and of its cash disbursement requirements. The Adviser shall make its investment decisions for an Investment Account in accordance with such funding policy and requirements.

         4.       Investment Objectives. Policies and Restrictions

                  It will be the responsibility of the Client to notify the Adviser in writing of any modifications to Schedule A. The Client is also required to notify the Adviser in writing of specific restrictions governing its Investment Account under the current or future laws of any jurisdiction or by virtue of the terms of any other contract or instrument purporting to bind the Client or the Adviser.

                  The Adviser acknowledges and agrees that it shall not, without the prior written consent of Platinum UK, accept any changes to Schedule A or otherwise adopt investment objectives, policies or restrictions that would be in conflict with Schedule A.

         5.       Delivery of Client Documentation

                  No later than the date of this Agreement, the Client will provide the Adviser with copies of all documents relevant to the Adviser's management of the Investment Account established for the Client, (i.e. trust agreement, pension plan documents, by-laws, etc.), including the Client's written statement of investment objectives, policies and restrictions referred to above. The Client further agrees to promptly deliver to the Adviser true and complete copies of all amendments or supplements to such documents. The Client will indemnify and hold harmless the Adviser against any and all losses, costs, claims and liabilities which it may suffer or incur arising out of any failure by the Client to provide to the Adviser the documents required to be furnished in accordance with the above provisions.

         6.       Discretionary Authority

                  The Adviser, whenever it deems appropriate may (i) buy, sell, exchange, convert, liquidate or otherwise trade in any stock, bonds and other securities (including money market instruments) and contracts relating to the same, and (ii) subject to its duty to seek best execution, place orders for the execution of such transactions with or through such brokers, dealers or issuers as the Adviser in its absolute discretion may select.

                  It is understood that, to the extent permitted by Schedule A, the Adviser or Alliance Capital Global Derivatives Corporation, an affiliate of the Adviser, may also effect transactions for the Investment Account of the Client in options and futures and other commodity contracts. In such event, the Client will execute any additional documentation which the Adviser deems necessary to enable it or its affiliate to engage in such transactions on behalf of its Investment Account. The Client represents and warrants that it is familiar with the requirements of the Commodity Exchange Act and the National Futures Association pertaining to commodity pool operators and has determined that it is in compliance with such requirements, to the extent applicable.

         7.       Brokerage Transactions

                  Fixed-income securities transactions for the Investment Account will generally be effected in dealer markets where the Adviser will act as agent for the Client in the purchase or sale of fixed-income securities at a net price that includes a mark-up from the dealer. The Adviser will issue instructions to such issuers, brokers and dealers for the placement of orders for the Investment Account and instruct such dealers to forward to the Client copies of all confirmations promptly after the execution of transactions for the Client's Investment Account.

         8.       Aggregation of Transactions

                  The Client authorizes the Adviser in its discretion to aggregate purchases and sales of securities for its Investment Account with purchases and sales of securities of the same issuer for other clients of the Adviser occurring on the same day. When transactions are so aggregated, the actual prices applicable to the aggregated transactions will be averaged, and the

Investment Account and the accounts of other participating clients of the Adviser will be deemed to have purchased or sold their proportionate share of the securities involved at the average price so obtained.

         9.       Transaction Procedures

                  All transactions will be settled by payment to, or delivery by, the applicable Custodian of all cash, securities or other assets due to or from the Investment Account. The Adviser may issue such instructions to a Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser. Instructions of the Adviser to a Custodian shall be transmitted in writing or, at the option of the Adviser, orally and confirmed in writing as soon as practical thereafter. The Adviser will take reasonable measures to insure that broker-dealers and issuers selected by the Adviser perform their obligations with respect to the Investment Accounts.

         10.      Fees

                  The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client in respect of the Investment Account established for it, in accordance with the Fee Schedule attached hereto as Exhibit A, as the same may be amended from time to time by mutual agreement between the Client and the Adviser. It is understood that, in the event that such fees are to be billed to and paid by the Custodian for an Investment Account, the Client will provide written authorization to the Custodian to pay the fees of the Adviser directly from the Investment Account. The Client shall be responsible solely for the fee due to the Adviser in respect of the Investment Account established for such Client.

         11.      Confidential Relationship

                  All information provided by the Client or a Custodian to the Adviser shall be held as confidential by the Adviser; provided, however, as is necessary to carry out the purposes of this Agreement or as may be required by law, the Adviser shall be permitted to disclose or communicate to a proper party any information received from the Client or a Custodian or developed by the Adviser under the terms of this Agreement. All recommendations, advice and other work product of the Adviser developed under the terms of this Agreement and disclosed to the Client or a Custodian shall be held as confidential, except as required by law. Notwithstanding the foregoing, Client hereby authorizes the Adviser to disclose through whatever means it deems appropriate (CHECK THE APPROPRIATE BOXES BELOW):

         PLATINUM UNDERWRITERS BERMUDA, LTD.
         (a) Yes [X]  No [ ]  that the Client is an investment management client of the Adviser;

         (b) Yes [X]  No [ ]  the type of assets that the Adviser is managing for the Client from time to time (e.g., fixed-income assets); and/or

         (c) Yes [X]  No [ ]  solely in the limited context of the Adviser's responses to Request for Proposals ("RFPs"), the Adviser is also authorized by the Client to disclose in such RFPs, the value of the assets managed for the Client by the Adviser from time to time.

If the Client does not check either "yes" or "no" to any of the requested disclosure authorizations indicated in (a) through (c) above, the Client shall be deemed to have no objection to the Adviser disclosing the indicated information. The Client may revoke these authorizations in respect of itself, at any time by written notice to the Adviser.

         12.      Services to Other Clients

                  It is understood that the Adviser performs investment advisory services for various clients including investment companies. The Client agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Investment Account established for it, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the, Investment Account over a period of time on a fair and equitable basis relative to other clients.

                  Nothing in this Agreement shall limit or restrict the Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities or other assets for its or their own account or accounts, and each of the Client and Platinum UK acknowledges that the Adviser, its directors, officers, affiliates and employees, and other clients of the Adviser, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired, the or disposed of for the Investment Account.

                  The Adviser will not have the obligation to initiate the purchase or sale, or to recommend for purchase or sale, for the Investment Account any security or other asset which the Adviser, its directors, officers, affiliates or employees may purchase, hold or sell for its or their own accounts or for the accounts of any other clients of the Adviser.

         13.      Non-Public Information

                  The Adviser will have no obligation to purchase or sell for the Investment Account the securities of any issuer on the basis of any material non-public information as may come into its possession.

         14.      Representations by the Client and Platinum UK

                  The Client represents and warrants that the appointment of the Adviser as discretionary investment adviser entitled to give entitlement orders or other instructions and communications to the Custodian is authorized by the governing documents (including, but not limited to the Quota Share Retrocession Agreement and all documents related thereto) relating to the Investment Account and that the terms of this Agreement do not violate any provisions thereof or any obligation by which it is bound, whether arising by contract, operation of law or otherwise. The Client and Platinum UK each represents and warrants as to itself that (i) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon it in accordance with its terms; and (ii) it will deliver to the Adviser such evidence of such authority as the Adviser may reasonably require, whether by way of a certified resolution or otherwise.

         15.      Representations by Adviser

                  The Adviser represents that (i) it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and (ii) that it has all other regulatory authority and capacity to enter into this Agreement and perform its duties hereunder.

         16.      Indemnification

                  The Adviser agrees to indemnify and hold the Client harmless from any and all expenses, damages, costs and fees, including reasonable attorney's fees, which may be incurred by reason of the Adviser's negligence, willful misconduct, malfeasance, material breach of this Agreement or violation of applicable law.

         17.      Valuation

                  In computing the market value of any security held in the Investment Account, the Adviser shall value such security through independent, recognized pricing services utilized by the Adviser for pricing securities held in its advisory accounts generally. Any other security or asset shall be valued in a manner determined in good faith by the Adviser to reflect its fair market value.

         18.      Receipt of Disclosure Statement

                  Each of the Client and Platinum UK acknowledges receipt of
Part II of the Adviser's current Form ADV in compliance with Rule 204-3(b) under the Advisers Act more than forty eight (48) hours prior to the date of execution of this Agreement.

         19.      Notices

                  Unless otherwise specified herein, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received by the Client, Platinum UK and the Adviser, as applicable, at their addresses appearing below. In respect of the Investment Account, the Adviser may rely upon any notice (written or oral) from any person whom the Adviser reasonably believes to be an authorized representative of the Client.

         20.      Specimen Signatures

                  The Adviser will forward from time to time to the Client and the Custodian for the Client's Investment Account, a list of names and specimen signatures of persons authorized to act on behalf of the Adviser. Each of the Client and Platinum UK will forward to the Adviser a list of names and specimen signatures of persons authorized to act on behalf of the Client and Platinum UK (as the case may be) and shall cause the Custodian of its Investment Account to forward a like list and specimen signatures to the Adviser.

         21.      Invalid Provisions

                  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Agreement.

         22.      Termination; Assignment; Amendment; Suspension

                  This Agreement may be terminated at any time by the Client in respect of its Investment Account by giving to the Adviser at least thirty (30) days' prior written notice of such termination. This Agreement may be terminated at any time by the Adviser in respect of the Investment Account by giving to the Client at least thirty (30) days' prior written notice of such termination. Fees paid in advance of the effectiveness of the termination will be prorated to the date of termination specified in the notice of termination, and any unearned portion thereof will be refunded to the Client. No assignment, as that term is defined in the Advisers Act, shall be made by the Adviser without the written consent of the Client. No assignment shall be deemed to result from changes in the directors, officers or employees of the Adviser except as may be provided in the Advisers Act. The Adviser agrees that it will notify the Client of any change in the membership of the general partners of the Adviser within a reasonable time after such change. This Agreement may be amended or modified at any time by mutual agreement of the Client, Platinum UK and the Adviser in writing.

                  Upon receipt by the Adviser from Platinum UK of a Notice of Exclusive Control (as defined under Section 2.3(i) of the Control Agreement) the Adviser shall cease management of the Investment Account as soon as reasonably practicable until such time that it is provided written notice from Platinum UK that it is instructed to recommence management of the Investment Account (the "Suspension Period"). Upon receipt by the Adviser from Platinum UK of a Notice of Revocation of that certain Power of Attorney, dated ____, 2002 (pursuant to which Adviser is permitted by Platinum UK to give instructions to Custodian on its behalf in accordance with the terms thereto, the "Power of Attorney"), the Adviser shall immediately cease to give instructions to the Custodian on behalf of Platinum UK unless and until the Adviser receives a substitute power of attorney on the same terms as the revoked Power of Attorney or on such other terms as may be mutually agreed between the Adviser and Platinum UK. The Adviser shall not be liable for any resulting investment or other loss, if any incurred by or charged to the Investment Account resulting from either (i) the Notice of Exclusive Control, or
(ii) delays incident to obtaining any consent from Platinum UK with respect to any action proposed to be taken with respect to the Investment Account that is required pursuant to the Control Agreement. Fees shall continue to accrue during the Suspension Period.

         23.      Counterparts

                  This Agreement may be executed in two or more counterparts, each one of which shall be deemed to be an original.

         24.      Governing Law

                  To the extent Federal law does not apply, this Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         25.      Entire Agreement

                  This Agreement constitutes the entire agreement of the parties with respect to management of the Investment Account.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives as of the date first above written.

                                PLATINUM UNDERWRITERS BERMUDA, LTD.

                                BY: /s/ Barton W. Hedges
                                    -----------------------------------
                                    Name:  Barton W. Hedges
                                    Title: COO

                                ADDRESS:  Clarendon House
                                          2 Church Street
                                          Hamilton HM11
                                          BERMUDA
                                          Attention: Dawna L. Ferguson

                                PLATINUM RE (UK) LIMITED

                                BY: /s/ G. R. Butler
                                    ----------------------------------
                                    Name:  G. R. Butler
                                    Title: Finance Director

                                ADDRESS:  52 Lime Street
                                          London EC3M 7NL
                                          UNITED KINGDOM
                                          Attention: Guy Butler

                                ALLIANCE CAPITAL MANAGEMENT L.P.

                                BY: Alliance Capital Management
                                    Corporation, its General Partner

                                BY: /s/ Louis T. Mangan
                                    ----------------------------------
                                    Louis T. Mangan
                                    Assistant Secretary

                                ADDRESS:  1345 Avenue of the Americas
                                          New York, New York 10105
                                          Attn: Holly Spencer
                                     cc:  Managing Director, Institutional Asset
                                          Management

                          New Account Documentation
                                       for

                       Platinum Underwriters Bermuda, Ltd.

The Adviser will require the documents identified below to establish its investment management relationship with Platinum Underwriters Bermuda, Ltd.

1.       Fully executed advisory agreement (with fee schedule attached).

2. Accurate list of securities to be transferred to new account unless initially consisting of cash or cash equivalents.

3. Written statement of investment objectives, guidelines and restrictions, if any.

4.       Form W-9/W-8, as applicable.

5.       List of Authorized Signatories.

6. Certified resolution of the Board of Directors or appropriate Committee authorizing appointment of the Adviser as investment adviser.

                                    EXHIBIT A

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                  FIXED INCOME INSURANCE ASSET MANAGEMENT FEES
                                  PREPARED FOR

                       Platinum Underwriters Bermuda, Ltd.

FOR MINIMUM FIXED INCOME ACCOUNT SIZE OF $1 BILLION

Fee                                      Assets
---                                      ------
0.19%        on the first             $100 million
0.14%        on the next              $150 million
0.11%        on the next              $250 million
0.10%        on the balance

FOR FIXED INCOME ASSETS LESS THAN $1 BILLION

Fee                                      Assets
---                                      ------
0.20%        on the first             $ 100 million
0.15%        on the next              $ 150 million
0.12%        on the next              $ 250 million
0.10%        on the balance

                                   SCHEDULE A

                              INVESTMENT GUIDELINES

                              INVESTMENT GUIDELINES

                      PLATINUM UNDERWRITERS BERMUDA LIMITED
                                PLATINUM RE (UK)LIMITED

INVESTMENT OBJECTIVE:
The Fund's assets are managed to provide a high degree of investment income subject to risk, guidelines, appropriate liquidity considerations, and tax efficiency.

Other objectives include to maintain or enhance the Platinum Group's [Financial/Credit] rating and to generate a superior long-term total rate of return versus a benchmark.

PORTFOLIO DURATION:
The targeted duration of the portfolio will be that of the liability stream, which Platinum will provide as needed. If no liability stream is available, a duration target of 3.5 years will apply. The portfolio could deviate as much as +/- one year away from this target. There is no limitation placed on the duration of individual securities.

PORTFOLIO CREDIT QUALITY:
The average quality of the managed fund should be no less than A/A2.

                                                                                                         DIVERSIFICATION
                                               SECURITY PARAMETERS:                                           LIMITS
------------------------------------------------------------------------------------------------------------------------------------
                              SECURITY:                                               RATING:
------------------------------------------------------------------------------------------------------------------------------------
i.     GOVERNMENT              Government securities issued by OECD Governments     AA-/Aa3 or        100% per issuer
                                                                                    better            100% of portfolio
------------------------------------------------------------------------------------------------------------------------------------
ii.    MONEY MARKETS           Repurchase and reverse repurchase agreements                           3% per issuer 100% of
                                                                                                      portfolio
------------------------------------------------------------------------------------------------------------------------------------
                               Negotiable Certificates of Deposit and Time          A-/A3 or better   3% per issuer 100% of
                               Deposits, Demand Notes and Funding Agreements                          portfolio
------------------------------------------------------------------------------------------------------------------------------------
                               Commercial paper, including finance company paper    A1/P1 or better   3% per issuer 100% of
                               and asset-backed commercial paper                                      portfolio
------------------------------------------------------------------------------------------------------------------------------------
iii.   MORTGAGE BACKED         Mortgage backed securities whose collateral is       A/A2 or better    5% per issuer 30% of
       SECURITIES AND          guaranteed by FNMA, FHLMC or GNMA - agency                             portfolio
       ASSET-BACKED            mortgage backed securities (pass-throughs and CMOs)
       SECURITIES
                               -----------------------------------------------------------------------------------------------------
                               Asset-backed securities (an asset-backed security
                               issued by a discreet master trust will be thought    A/A2 or better    5% per issuer 20%
                               of as an individual issuer) - Public and 144a                          of portfolio
                               asset-backed securities
                               -----------------------------------------------------------------------------------------------------
                               Publicly issued private label pass-throughs and      A/A2 or better    5% per issuer 30% of
                               CMOs (excluding I/Os and P/Os)                                         portfolio
------------------------------------------------------------------------------------------------------------------------------------
iv.    COMMERCIAL MORTGAGE     Commercial mortgage backed securities (including     A/A2 or better    3% per issuer 10% of
       BACKED SECURITIES       REITS)                                                                 portfolio
------------------------------------------------------------------------------------------------------------------------------------
v.     MUNICIPAL BONDS         Municipal securities, including "general             A-/A3 or better   3% per issuer 100% of
                               obligation" and "revenue" bonds*                                       portfolio
                                                                                    ------------------------------------------------
                                                                                    Greater than      3% per issuer 10% of
                                                                                    BBB-              portfolio
                                                                                    /Baa3, less than
                                                                                    A-/A3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
vi.    CORPORATE SECURITIES    Notes, debentures, medium term notes or secured      A-/ A3 or better  3% per issuer 50% of
                               securities**                                                           portfolio
                                                                                   -------------------------------------------------
                                                                                    BBB-/Baa3 or      3% per issuer 20% of
                                                                                    better            portfolio
------------------------------------------------------------------------------------------------------------------------------------
                               Credit default swaps (only when the swap             A-/A3 or better   3% per issuer 50% of
                               unfunded version} can create more investment                           portfolio
                               income than the bond for the same reference
                               entity).***
                                                                                    ------------------------------------------------
                                                                                    BBB-/Baa3 or      3% per issuer 20% of
                                                                                    better            portfolio
------------------------------------------------------------------------------------------------------------------------------------
vii.   PREFERRED STOCKS        Preferred Stocks including Perpetual, Sinking        BBB-/Baa3 or      2.5% per issuer 10% of
                               Fund, Adjustable Rate and Fixed Rate                 better            portfolio
------------------------------------------------------------------------------------------------------------------------------------
viii.  SOVEREIGN AND           Sovereign securities                                 AA-/Aa3 or        50% per issuer 50% of
       SUPRANATIONAL                                                                better            portfolio
       SECURITIES
                               -----------------------------------------------------------------------------------------------------
                               Supranational securities                             AA-/Aa3 or        50% per issuer 50% of
                                                                                    better            portfolio
------------------------------------------------------------------------------------------------------------------------------------

The per issuer limitations are a function of the market value of the combined accounts (US, Bermuda and UK).

The maximum percentage for all securities rated BBB/Baa is 20% of the portfolio.

A maximum of 30% of the portfolio to be invested in iii. Above.

OTHER RESTRICTIONS:

Futures and options are permitted, provided the instrument is used as a hedge, with specific prior approval from Platinum.

-        Swaps

-        Futures

-        Exchange traded options

-        Over-the-counter options

Structured securities or securities with embedded options are permitted. Leverage is not permitted.

In the case of a split rating, the lower of the ratings available shall apply.

Should a security be downgraded below investment grade (BBB-/Baa3) the manager must notify and consult with Platinum as soon as reasonably practicable, regarding the optimal timing of the disposal.

For securities with variable principal repayment, the estimated duration should be used with respect to the duration restrictions.

All holdings must be denominated in the base currency of the relevant portfolio (but including legacy currencies in the case of Euros).

WITHHOLDING TAXES:

No investments shall be made that give rise to withholding taxes unless the after-tax returns are competitive with available returns on which withholding taxes are not imposed, which will ordinarily only occur where the investor is able to utilize the withheld taxes as a credit against its domestic income tax liability. In general investments made with respect to the Bermuda account will, in the case of securities issued by U.S. issuers, be limited to securities that are eligible for the " portfolio interest exemption"- i.e., essentially securities that are in registered form and not issued by a 10% or more shareholder of Platinum Holdings.

KEY:

* General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds will be utilized when there is an after-tax benefit to the portfolio.

** No more than 25% of the portfolio assets can be invested in an industry.

*** For Credit Default Swaps, the rating of the reference entity will serve as the rating for the Swap.

****